SUPPLEMENT DATED SEPTEMBER 1, 2010
TO
PROSPECTUS DATED MAY 21, 2007
FOR FUTURITY NY

ISSUED BY SUN LIFE INSURANCE AND ANNUITY COMPANY OF NEW YORK
SUN LIFE (N.Y.) VARIABLE ACCOUNT C

Effective November 15, 2010, the following fund of the Sun Capital Advisers Trust will change its name:

Current Name	New Name

SCSM Oppenheimer Main Street Small Cap Fund	SCSM BlackRock Small Cap Index Fund

Also effective November 15, 2010, the sub-adviser to the fund will change to BlackRock Investment Management, LLC. Sun Capital Advisers LLC, our affiliate, continues to be the investment adviser to the SCSM BlackRock Small Cap Index Fund.

THIS SUPPLEMENT SHOULD BE READ AND RETAINED FOR FUTURE REFERENCE.

Futurity (NY) SC Fund Name Change 9/2010